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                                                                    Exhibit 3.19

STATE OF MARYLAND
STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

                       CERTIFICATE OF LIMITED PARTNERSHIP

         The undersigned general partners, for the purpose of forming a Limited Partnership, pursuant to the provisions of Section 10-201 of the Corporation and Associations Article of the Annotated Code of Maryland, to do interstate or intrastate business as domestic limited partnership in the State of Maryland, hereby certify the following:

A.     The name of the Limited Partnership is

       ________________________________________________________________________

B.     The address of the principal office in Maryland is

       ________________________________________________________________________
       ________________________________________________________________________

C.     The name and address of each general partner:

       NAME OF GENERAL PARTNER               ADDRESS
____________________________________         __________________________________
____________________________________         __________________________________
____________________________________         __________________________________
____________________________________         __________________________________

D. The name and address of its resident agent in Maryland is THE CORPORATION TRUST INCORPORATED, 300 East Lombard Street, Baltimore, Maryland 21202.

E. The latest date upon which the limited partnership is to dissolve is ____________, _____, or if left blank, the existence is perpetual subject to the events of dissolution in Section 10-801, Corporations and Associated, the Annotated Code of Maryland.

F. Additional matters to be included in the certificate of limited partnership:

       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________


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                                          Dated:________________, _____


                                          ______________________________________

                                          ______________________________________

                                          ______________________________________


(Each general partner must execute this document; name(s) must be typed underneath signature(s).)

I hereby consent to my designation in this document as resident agent for this limited partnership.

THE CORPORATION TRUST INCORPORATED

_______________________________
        Resident Agent